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                                                                 EXHIBIT 10.7

                             EMPLOYMENT AGREEMENT


         AGREEMENT, dated as of November 1, 1989, between Kerr Glass Manufacturing Corporation, a Delaware corporation (the "Company") and Geoffrey
A. Whynot (the "Employee").

         1. Employment. The Company hereby employs the Employee and the Employee hereby accepts employment upon the terms and conditions hereinafter set forth.

         2. Term. (a) The Agreement shall commence and take effect on the date hereof, and end on the date this Agreement is terminated by either the Company or the Employee as hereinafter provided in this Paragraph 2.

         (b) The Company may at its election terminate the obligations of the Company under this Agreement as follows:

              (1) If the Employer becomes ill or is injured so that he is unable to perform the services required of him hereunder and such inability to perform continues for a period in excess of 180 consecutive days and such inability is continuing at the time of such notice, then the Company may terminate its obligations hereunder on 30 days' notice provided that the Employee shall receive disability payments to which such Employee is then entitled under the Company's group disability benefits then in effect during the period commencing on the date of such termination and ending on the date such disability ends or age 65, whichever first occurs.

















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               (2)  For just cause upon notice of such termination to the
Employee. Termination of the Employee's employment by the Company shall constitute a termination "for just cause" only if such termination is for one or more of the following reasons: (i) the failure of the Employee to render services to the Company in accordance with his obligations under this Agreement, which failure amounts to an extended and gross neglect of his duties to the Company; (ii) the continued use of drugs by the Employee to an extent that he is unable to fulfill his duties under this Agreement; and (iii) the commission by the Employee of an act of fraud or embezzlement against the Company or the Employee's having been convicted of a felony involving moral turpitude.

               (3) Without cause upon notice to the Employee provided that for a period of six months after such termination the Company shall (i) pay to Employee an amount each month equal to the Salary which Employee is being paid each month at the date of the notice of termination and (ii) provide for Employee the same fringe benefits, consisting of medical, dental, life and disability insurance, which were provided to Employee at the date of the notice of termination. Notwithstanding anything in this Paragraph 2(b)(3) to the contrary, the Salary to be paid to Employee shall be reduced by any amounts paid to Employee for the performance of services for anyone other than the Company during the period after




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termination by the Company and while the Company is required to continue to pay the Employee as herein provided, but the Employee shall not be obligated to seek the opportunity to perform such services, and the Company shall not be obligated to provide any such fringe benefit after Employee shall receive such fringe benefit at least as favorable to Employee from another employer. If the Company may elect, in accordance with Paragraph 2(b)(1) hereof, to terminate this Agreement then such election shall be deemed to have been made under Paragraph 2(b)(1) and not in accordance with this Paragraph 2(b)(3).

               (c) Employee may terminate his obligations under Paragraphs 4 and 5 hereof upon 90 days' prior notice thereof to the Company and, from and after the delivery of such notice, the Company shall have no further obligations under this Agreement unless it shall elect, by notice to the Employee, to continue to pay the Employee as herein provided for the 90-day period commencing with the date of delivery of the notice and in such event the Employee shall continue to perform his obligations under Paragraphs 4 and 5 during such period.

         3. Compensation. The Company shall pay the Employee a salary ("Salary") at the rate of $7,000.00 per month during each month of the term hereof, payable in equal semi-monthly installments.

         In addition to the foregoing, the Employee shall be eligible for and participate in such fringe benefits as are



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generally available to executives of the Company and shall be entitled to receive such increases in Salary as the Company may from time to time deem appropriate.

         4. Duties. The Employee shall be an executive of the Company, and initially shall be Assistant Vice President and Controller, General Accounting and External Reporting of the Company, and hereby promises to perform and discharge well and faithfully the duties which may be assigned to him from time to time by the Company in connection with the conduct of its business.
Election or appointment as a director or officer of the Company or any subsidiary thereof during the term of this Agreement will not be a basis for the Employee to receive additional compensation.

         5. Extent of Services. The Employer shall devote his entire time, attention and energies to the business of the Company and shall not during the term of this Agreement be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but this shall not be construed as preventing the Employee from investing his personal assets in businesses which do not compete with the Company in such form or manner as will not require any services on the part of the Employee in the operation of the affairs of the companies in which such investments are made and in which his participation is solely that of an investor, and except that the Employee may




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purchase securities in any corporation whose securities are regularly traded provided that such purchase shall not result in his owning beneficially at any time one percent (1%) or more of the equity securities of any corporation engaged in a business competitive with that of the Company.

         6. Disclosure of Information. The Employee recognizes and acknowledges that the Company's trade secrets, know-how and proprietary processes as they may exist from time to time are valuable, special and unique assets of the Company's business, access to and knowledge of which are essential to the performance of the Employee's duties hereunder. The Employee will not, during or after the term of his employment by the Company, in whole or in part, disclose such secrets, know-how or processes to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall the Employee make use of any such property for his own purposes or for the benefit of any person, firm, corporation or other entity (except the Company) under any circumstances during or after the term of his employment, provided that after the term of his employment these restrictions shall not apply to such secrets, know-how and processes which are then in the public domain (provided that the Employee was not responsible, directly or indirectly, for such secrets, know-how or processes entering the public domain without the Company's consent).




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         7.  Inventions.  The Employee hereby sells, transfers and assigns to the Company or to any person or entity designated by the Company all of the entire right, title and interest of the Employee in and to all inventions, ideas, disclosures and improvements, whether patented or unpatented, and copyrightable material, made or conceived by the Employee, solely or jointly, during the term hereof which relate to methods, apparatus, designs, products, processes or devices, sold, leased, used or under construction or development by the Company or any subsidiary, or which otherwise relate to or pertain to the business, functions or operations of the Company or any subsidiary, or which arise from the efforts of the Employee during the course of his employment for the Company. The Employee shall communicate promptly and disclose to the Company, in such form as the Company requests, all information, details and data pertaining to the aforementioned inventions, ideas, disclosures and improvements; and the Employee shall execute and deliver to the Company such formal transfers and assignments and such other papers and documents as may be required of the Employee to permit the Company or any person or entity designated by the Company to file and prosecute the patent applications and, as to copyrightable material, to obtain copyright thereof. Any invention relating to the business of the Company or any subsidiary and disclosed by the Employee within one (1) year following the termination of this




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Agreement shall be deemed to fall within the provisions of this paragraph unless proved to have been first conceived and made following such termination.

        8. Injunctive Relief. If there is a breach or threatened breach of the provisions of Paragraphs 6 or 7 of this Agreement, the Company shall be entitled to an injunction restraining the Employee from such breach. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies for such breach or threatened breach.

        9. Insurance. The Company may, at its election and for its benefit, insure the Employee against accidental loss or death and the Employee shall submit to such physical examinations and supply such information as may be required in connection therewith.

        10. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if sent by registered mail to his residence in the case of the Employee or to the Company at 1840 Century Park East, Los Angeles, California 90067, Attention: President, or to such officer or address as the Company shall notify Employee.

        11. Waiver of Breach. A waiver by the Company or Employee of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party.





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         12.  Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         13. Entire Agreement. This instrument contains the entire agreement of the parties. It may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought.



         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first hereinabove written.



                                      KERR GLASS MANUFACTURING CORPORATION


                                      By:  /s/ D. GORDON STRICKLAND
                                         ----------------------------------
                                           President


                                           /s/ GEOFFREY A. WHYNOT
                                         ----------------------------------
                                               Geoffrey A. Whynot







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                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT



         WHEREAS, Kerr Group, Inc. (the "Company") and Geoffrey A. Whynot (the "Employee") have entered into an Employment Agreement, dated as of November 1, 1989 and amended as of November 17, 1995 (the "Employment Agreement"); and

         WHEREAS, pursuant to Paragraph 13 of the Employment Agreement, the Company and the Employee have agreed to amend the Employment Agreement.

         NOW, THEREFORE, effective as of the date written below, the Employment Agreement is amended as follows:

1. The second sentence of Paragraph 2(b)(3) shall be deleted and replaced with:

               Notwithstanding anything in this Paragraph 2(b)(3) to the contrary, the Salary to be paid to Employee upon termination of employment pursuant hereto shall not be reduced by any amounts paid to Employee on account of any compensation received by Employee from other employment. Furthermore, the Company shall not be obligated to provide any such fringe benefit after Employee shall receive such fringe benefit at least as favorable to Employee from another employer.

IN WITNESS WHEREOF, the parties have executed this Amendment on the 2nd day of January, 1996.



                                         KERR GROUP, INC.


                                         By: /s/ D. GORDON STRICKLAND
                                             ------------------------------
                                             President


                                             /s/ GEOFFREY A. WHYNOT
                                             ------------------------------
                                                 Geoffrey A. Whynot